KPMG PEAT MARWICK
                             TWO CENTRAL PARK PLAZA
                                OMAHA, NE 68102



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors and Shareholders
STRATUS FUND, INC.


     We consent to the use of our report dated July 21, 1995 incorporated herein by reference and to the reference to our firm under the captions "Financial Highlights" and "Auditors" in this post-effective amendment #11 of Form N-1(a) Registration Statement of Stratus Fund, Inc.


KPMG PEAT MARWICK LLP



Omaha, Nebraska
December 15, 1995